SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549
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                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934
                             -----------------------



       Date of Report (Date of earliest event reported): JANUARY 21, 2004
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                     Premier Development & Investment, Inc.
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             (Exact name of registrant as specified in its charter)



         NEVADA                     000-33005                 52-2312117
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(State or jurisdiction of          (Commission             (I.R.S. Employer
     incorporation or              File Number)          Identification Number)
      organization)


            504 Beebe Ct., Frderick, Maryland                   21703
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         (Address of principal executive offices)            (Zip Code)


      Registrant's telephone number, including area code: (813) 784-3442
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

ITEM 5     OTHER EVENTS AND REGULATION FD DISCLOSURE
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On January 21, 2004, the Registrant issued a press release announcing the cancellation of 6,709,750 shares of its issued and outstanding common stock, class A, $0.00002 par value and 735,000 shares of $25 convertible preferred stock, class A, $0.001 par value. After the cancellation there were 75,920,250 shares of common stock issued and outstanding and no shares of preferred stock issued and outstanding. A copy of the Registrant's press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference.


ITEM 7     FINANCIAL STATEMENTS AND EXHIBITS
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(c)          Exhibit.

99.1         The Registrant's Press Release dated January 21, 2004.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         PREMIER DEVELOPMENT & INVESTMENT, INC.
                                         --------------------------------------
                                         (Registrant)



Date: January 21, 2004                   /s/ Eric R. Boyer
                                         --------------------------------------
                                         Eric R. Boyer
                                         President and Chief Executive Officer



                                  EXHIBIT INDEX
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Exhibit                                                  Sequential
Number          Description                              Page Number
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99.1            The Registrant's Press Release               3
                dated January 21, 2004